                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I,  Howard R.  Fricke,  being a Director  of FIRST  SECURITY  BENEFIT  LIFE
INSURANCE  AND  ANNUITY  COMPANY  OF  NEW  YORK,  a New  York  corporation  (the
"Company"),  by these presents do make,  constitute and appoint, Kris A. Robbins and J. Michael Keefer, and each of them, my true and lawful attorneys, each with full power and  authority for me, in my name,  and on my behalf,  to sign, as my agent,  any  registration  statement  applicable  to  separate  accounts  of the
Company, as well as any pre-effective  amendment,  any post-effective  amendment
and  any  application  for  exemptive  relief  (including   amendments  to  such
applications) for such separate  accounts,  now or hereafter  established by the
Company,  for purposes of filing such  registration  statement or other document pursuant to the  Investment  Company Act of 1940 or the  Securities Act of 1933,
each as amended, as well as any instrument or document filed as part thereof, or in  connection  therewith  or in any way  related  thereto,  with like effect as though said  registration  statement or other  document or  instrument  had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 2004.

                                                   HOWARD R. FRICKE
                                                   -----------------------------
                                                   Howard R. Fricke

SUBSCRIBED AND SWORN to before me this 29th day of April, 2004.

                                                   SHELLEY R. GOWER
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:

4-7-06
-----------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I,  Kris A.  Robbins,  being a  Director  of FIRST  SECURITY  BENEFIT  LIFE
INSURANCE  AND  ANNUITY  COMPANY  OF  NEW  YORK,  a New  York  corporation  (the
"Company"),  by these presents do make, constitute and appoint, Howard R. Fricke and J. Michael Keefer, and each of them, my true and lawful attorneys, each with full power and  authority for me, in my name,  and on my behalf,  to sign, as my agent,  any  registration  statement  applicable  to  separate  accounts  of the
Company, as well as any pre-effective  amendment,  any post-effective  amendment
and  any  application  for  exemptive  relief  (including   amendments  to  such
applications) for such separate  accounts,  now or hereafter  established by the
Company,  for purposes of filing such  registration  statement or other document pursuant to the  Investment  Company Act of 1940 or the  Securities Act of 1933,
each as amended, as well as any instrument or document filed as part thereof, or in  connection  therewith  or in any way  related  thereto,  with like effect as though said  registration  statement or other  document or  instrument  had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 2004.

                                                   KRIS A. ROBBINS
                                                   -----------------------------
                                                   Kris A. Robbins

SUBSCRIBED AND SWORN to before me this 29th day of April, 2004.

                                                   SHELLEY R. GOWER
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:

4-7-06
-----------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, J.  Michael  Keefer,  being a Director of FIRST  SECURITY  BENEFIT  LIFE
INSURANCE  AND  ANNUITY  COMPANY  OF  NEW  YORK,  a New  York  corporation  (the
"Company"),  by these presents do make, constitute and appoint, Howard R. Fricke and Kris A. Robbins,  and each of them, my true and lawful attorneys,  each with full power and  authority for me, in my name,  and on my behalf,  to sign, as my agent,  any  registration  statement  applicable  to  separate  accounts  of the
Company, as well as any pre-effective  amendment,  any post-effective  amendment
and  any  application  for  exemptive  relief  (including   amendments  to  such
applications) for such separate  accounts,  now or hereafter  established by the
Company,  for purposes of filing such  registration  statement or other document pursuant to the  Investment  Company Act of 1940 or the  Securities Act of 1933,
each as amended, as well as any instrument or document filed as part thereof, or in  connection  therewith  or in any way  related  thereto,  with like effect as though said  registration  statement or other  document or  instrument  had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2004.

                                                   J. MICHAEL KEEFER
                                                   -----------------------------
                                                   J. Michael Keefer

SUBSCRIBED AND SWORN to before me this 24th day of February, 2004.

                                                   SHELLEY R. GOWER
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:

4-7-06
-----------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I,  Michael G.  Odlum,  being a Director  of FIRST  SECURITY  BENEFIT  LIFE
INSURANCE  AND  ANNUITY  COMPANY  OF  NEW  YORK,  a New  York  corporation  (the
"Company"), by these presents do make, constitute and appoint, Howard R. Fricke,
Kris A.  Robbins and J.  Michael  Keefer,  and each of them,  my true and lawful attorneys,  each with full  power and  authority  for me, in my name,  and on my behalf, to sign, as my agent, any registration  statement applicable to separate
accounts  of  the  Company,  as  well  as  any  pre-effective   amendment,   any
post-effective  amendment and any  application for exemptive  relief  (including amendments to such  applications) for such separate  accounts,  now or hereafter established by the Company,  for purposes of filing such registration  statement or  other  document  pursuant  to the  Investment  Company  Act of  1940  or the
Securities Act of 1933,  each as amended,  as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like  effect as though said  registration  statement  or other  document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 2004.

                                                   MICHAEL G. ODLUM
                                                   -----------------------------
                                                   Michael G. Odlum

SUBSCRIBED AND SWORN to before me this 29th day of April, 2004.

                                                   SHELLEY R. GOWER
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:

4-7-06
-----------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I,  Thomas A.  Swank,  being a  Director  of FIRST  SECURITY  BENEFIT  LIFE
INSURANCE  AND  ANNUITY  COMPANY  OF  NEW  YORK,  a New  York  corporation  (the
"Company"), by these presents do make, constitute and appoint, Howard R. Fricke,
Kris A.  Robbins and J.  Michael  Keefer,  and each of them,  my true and lawful attorneys,  each with full  power and  authority  for me, in my name,  and on my behalf, to sign, as my agent, any registration  statement applicable to separate
accounts  of  the  Company,  as  well  as  any  pre-effective   amendment,   any
post-effective  amendment and any  application for exemptive  relief  (including amendments to such  applications) for such separate  accounts,  now or hereafter established by the Company,  for purposes of filing such registration  statement or  other  document  pursuant  to the  Investment  Company  Act of  1940  or the
Securities Act of 1933,  each as amended,  as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like  effect as though said  registration  statement  or other  document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of February, 2004.

                                                   THOMAS A. SWANK
                                                   -----------------------------
                                                   Thomas A. Swank

SUBSCRIBED AND SWORN to before me this 27th day of February, 2004.

                                                   NANCY GOODNOW
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:

11/30/06
-----------------------------

                                POWER OF ATTORNEY

STATE OF NEW YORK )
                  ) ss.
COUNTY OF NEW YORK)

KNOW ALL MEN BY THESE PRESENTS:

THAT I,  Stephen A.  Crane,  being a Director  of FIRST  SECURITY  BENEFIT  LIFE
INSURANCE  AND  ANNUITY  COMPANY  OF  NEW  YORK,  a New  York  corporation  (the
"Company"), by these presents do make, constitute and appoint, Howard R. Fricke,
Kris A.  Robbins and J.  Michael  Keefer,  and each of them,  my true and lawful attorneys,  each with full  power and  authority  for me, in my name,  and on my behalf, to sign, as my agent, any registration  statement applicable to separate
accounts  of  the  Company,  as  well  as  any  pre-effective   amendment,   any
post-effective  amendment and any  application for exemptive  relief  (including amendments to such  applications) for such separate  accounts,  now or hereafter established by the Company,  for purposes of filing such registration  statement or  other  document  pursuant  to the  Investment  Company  Act of  1940  or the
Securities Act of 1933,  each as amended,  as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like  effect as though said  registration  statement  or other  document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of March, 2004.

                                                   STEPHEN A. CRANE
                                                   -----------------------------
                                                   Stephen A. Crane

SUBSCRIBED AND SWORN to before me this 17th day of March, 2004.

                                                   MINERVA GORDIAN
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:

May 31, 2006
-----------------------------

                                POWER OF ATTORNEY

STATE OF NEW YORK )
                  ) ss.
COUNTY OF NEW YORK)

KNOW ALL MEN BY THESE PRESENTS:

THAT I,  Stephen R.  Herbert,  being a Director of FIRST  SECURITY  BENEFIT LIFE
INSURANCE  AND  ANNUITY  COMPANY  OF  NEW  YORK,  a New  York  corporation  (the
"Company"), by these presents do make, constitute and appoint, Howard R. Fricke,
Kris A.  Robbins and J.  Michael  Keefer,  and each of them,  my true and lawful attorneys,  each with full  power and  authority  for me, in my name,  and on my behalf, to sign, as my agent, any registration  statement applicable to separate
accounts  of  the  Company,  as  well  as  any  pre-effective   amendment,   any
post-effective  amendment and any  application for exemptive  relief  (including amendments to such  applications) for such separate  accounts,  now or hereafter established by the Company,  for purposes of filing such registration  statement or  other  document  pursuant  to the  Investment  Company  Act of  1940  or the
Securities Act of 1933,  each as amended,  as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like  effect as though said  registration  statement  or other  document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 2004.

                                                   STEPHEN R. HERBERT
                                                   -----------------------------
                                                   Stephen R. Herbert

SUBSCRIBED AND SWORN to before me this 4th day of March, 2004.

                                                   ELISA SCARAZZINI
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:

5/31/05
-----------------------------

                                POWER OF ATTORNEY

STATE OF NEW YORK )
                  ) ss.
COUNTY OF NEW YORK)

KNOW ALL MEN BY THESE PRESENTS:

THAT I,  Katherine  White,  being a  Director  of FIRST  SECURITY  BENEFIT  LIFE
INSURANCE  AND  ANNUITY  COMPANY  OF  NEW  YORK,  a New  York  corporation  (the
"Company"), by these presents do make, constitute and appoint, Howard R. Fricke,
Kris A.  Robbins and J.  Michael  Keefer,  and each of them,  my true and lawful attorneys,  each with full  power and  authority  for me, in my name,  and on my behalf, to sign, as my agent, any registration  statement applicable to separate
accounts  of  the  Company,  as  well  as  any  pre-effective   amendment,   any
post-effective  amendment and any  application for exemptive  relief  (including amendments to such  applications) for such separate  accounts,  now or hereafter established by the Company,  for purposes of filing such registration  statement or  other  document  pursuant  to the  Investment  Company  Act of  1940  or the
Securities Act of 1933,  each as amended,  as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like  effect as though said  registration  statement  or other  document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 2004.

                                                   KATHERINE WHITE
                                                   -----------------------------
                                                   Katherine White

SUBSCRIBED AND SWORN to before me this 4th day of March, 2004.

                                                   JACK L. ROSMARIN
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:

May 31, 2007
-----------------------------

                                POWER OF ATTORNEY

STATE OF FLORIDA  )
                  ) ss.
COUNTY OF PINELLAS)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John E. Hayes,  Jr.,  being a Director of FIRST  SECURITY  BENEFIT  LIFE
INSURANCE  AND  ANNUITY  COMPANY  OF  NEW  YORK,  a New  York  corporation  (the
"Company"), by these presents do make, constitute and appoint, Howard R. Fricke,
Kris A.  Robbins and J.  Michael  Keefer,  and each of them,  my true and lawful attorneys,  each with full  power and  authority  for me, in my name,  and on my behalf, to sign, as my agent, any registration  statement applicable to separate
accounts  of  the  Company,  as  well  as  any  pre-effective   amendment,   any
post-effective  amendment and any  application for exemptive  relief  (including amendments to such  applications) for such separate  accounts,  now or hereafter established by the Company,  for purposes of filing such registration  statement or  other  document  pursuant  to the  Investment  Company  Act of  1940  or the
Securities Act of 1933,  each as amended,  as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like  effect as though said  registration  statement  or other  document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March, 2004.

                                                   JOHN E. HAYES, JR.
                                                   -----------------------------
                                                   John E. Hayes, Jr.

SUBSCRIBED AND SWORN to before me this 1st day of March, 2004.

                                                   JO ANN FREDERICI
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:

January 25, 2005
-----------------------------